UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.
 (Exact name of registrant as specified in its charter)

Delaware Delaware Arizona	001-33485 333-144625-01 333-144625	22-1669012 41-2218971 86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reduction of Base Salary

On February 27, 2009, Erik Olsson and RSC Equipment Rental, Inc., with the approval of the Compensation Committee and our Board of Directors, entered into an amendment to Mr. Olsson’s employment agreement as President and Chief Executive Officer, lowering his base salary for 2009 by 20%. The effective date of the amendment is March 2, 2009, but the reduction is retroactive to January 1, 2009.

On February 27, 2009, the Company, with the approval of the Compensation Committee and our Board of Directors, entered into amendments to the employment agreements of the other named executive officers, lowering the base salary of these executive officers for the remainder of 2009 by 10%. The effective date of the amendments is March 2, 2009.

The form of employment agreement for Mr. Olsson and our executive officers is filed as Exhibit 10.4 to our Registration Statement on Form S-1 (file no. 333-140644), dated February 13, 2007.

The following sets forth the 2009 pre-reduction and post-reduction base salary, on an annualized basis, for our named executive officers:

Named Executive Officer	Pre-Reduction Base Salary	Post-Reduction Base Salary
Erik Olsson, President & CEO	$750,000	$600,000
David Mathieson, SVP & CFO	$400,000	$360,000
David Ledlow, SVP Operations	$375,000	$337,500
Kevin Groman, SVP & General Counsel	$350,000	$315,000

The reduction does not affect certain ancillary benefits, such as severance pay, which if and to the extent any becomes applicable prior to January 1, 2010, would continue to reference the applicable base salary prior to the amendment. Effective January 1, 2010, the base salaries of Mr. Olsson and the executive officers will return to their pre-reduction levels.

The foregoing description of the amendments is qualified in its entirety by reference to the form of amendments thereof, which are attached hereto as Exhibit 10.1 for Mr. Olsson, and Exhibit 10.2 for the other executive officers, and incorporated herein by reference.

2009 Annual Incentive Plan Criteria and Targets

On February 27, 2009, based upon the recommendation of our Compensation Committee our Board of Directors selected the business criteria for the first six (6) months of 2009, as set forth below, pursuant to the RSC Holdings Inc. Annual Incentive Plan, or the Annual Incentive Plan, for determining a portion of the amount of cash bonuses that may be awarded to our named executive officers for the year ending December 31, 2009 under the Annual Incentive Plan. The business criteria for the second six (6) months of 2009 will be selected by the Compensation Committee at or about the beginning of the second six month period.

The Annual Incentive Plan is intended to encourage superior performance and to assist us in attracting, retaining and motivating key personnel, and provides for annual cash bonuses for eligible employees, including our executive officers. The Compensation Committee, which administers the Annual Incentive Plan, determines the employees eligible to participate in the Annual Incentive Plan in a particular year, as well as the particular performance targets for such year and the range of possible payouts under the Annual Incentive Plan depending on how actual results compare with the applicable performance targets. In addition, the Compensation Committee may provide for a greater or lesser annual cash bonus in its sole discretion.

The following named executive officers are eligible to earn bonuses under the Annual Incentive Plan:

•	Erik Olsson, President & CEO;

•	David Mathieson, SVP & CFO;

•	David Ledlow, SVP Operations; and

•	Kevin Groman, SVP, General Counsel & Corporate Secretary.

The payment of bonuses under the Annual Incentive Plan for 2009 will be based on our achievement of objective performance goals measured by the following business criteria:

•	earnings before interest, taxes, depreciation, and amortization, or EBITDA;

•	net capital expenditures; and

•	specific performance objectives.

EBITDA, a supplemental non-GAAP financial measure, is defined as consolidated net income before net interest expense, income taxes, and depreciation and amortization. Net capital expenditures is defined as purchase of rental equipment, purchase of property and equipment (including property and equipment acquired under capitalized lease obligations) less proceeds from sales of rental equipment and proceeds from sale of property and equipment.

All three performance goals are subject to the following adjustments: (a) any incremental EBITDA impact resulting from acquisitions or extraordinary events during the year will be excluded; (b) any incremental net capital expenditure impact resulting from acquisitions or extraordinary events during the year will be excluded; and (c) specific performance objectives will be determined at the beginning of 2009, and only modified with exceptions, all such discretion of such payout will be at the determination/discretion of the Compensation Committee.

The Compensation Committee established the following weightings and threshold, target and maximum payout percentages for the performance goals. Payout amounts are based upon the actual eligible earnings of the named executive officer for the year ending December 31, 2009. For each performance goal: Payout = Base Salary x (Weighting x Percentage Achievement).

		Achievement
Performance Goals – Erik Olsson	Weighting	Threshold	Target	Maximum
EBITDA	50%	50%	100%	200%
Net capital expenditures	35%	50%	100%	200%
Specific performance objective – SG&A	7.5%	50%	100%	200%
Specific performance objective – Cost of rental	7.5%	50%	100%	200%

Performance Goals
David Mathieson and		Achievement
David Ledlow	Weighting	Threshold	Target	Maximum
EBITDA	50%	37.5%	75%	150%
Net capital expenditures	35%	37.5%	75%	150%
Specific performance objective – SG&A	7.5%	37.5%	75%	150%
Specific performance objective – Cost of rental	7.5%	37.5%	75%	150%

Performance Goals		Achievement
Kevin Groman	Weighting	Threshold	Target	Maximum
EBITDA	50%	37.5%	50%	150%
Net capital expenditures	35%	37.5%	50%	150%
Specific performance objective – SG&A	7.5%	37.5%	50%	150%
Specific performance objective – Cost of rental	7.5%	37.5%	50%	150%

2008 Annual Incentive Plan Performance & Discretionary Bonus

On February 27, 2009, the Compensation Committee determined the extent to which previously established 2008 performance goals under the Annual Incentive Plan were met for the 2008, and the level of earned cash bonuses for 2008 for each of the named executive officers. Given that the EBITDA threshold was not met for 2008, the named executive officers were not eligible to receive cash bonuses for the year ended December 31, 2008 under the Annual Incentive Plan. However, the Compensation Committee and our Board of Directors determined to award discretionary cash bonuses to the named executive officers as follows:

Named Executive Officer	Percentage of 2008 Target Amount	2008 Variable Compensation Payment
Erik Olsson, President & CEO	50%	$206,250
David Mathieson, SVP & CFO	25%	$72,981
David Ledlow, SVP Operations	50%	$97,500
Kevin Groman, SVP, General Counsel, & Corporate Secretary	50%	$103,125

A copy of the Annual Incentive Plan was previously filed as Exhibit 10.9 to the Registration Statement on Form S-1/A of RSC Holdings Inc., dated April 18, 2007, (File No. 333-140644), and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to the Amended and Restated Executive Employment and Noncompetition Agreement — President and Chief Executive Officer

10.2	Form of First Amendment to the Executive Employment and Noncompetition Agreement – Senior Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.

Dated: March 5, 2009	By:	/s/ Kevin J. Groman

Kevin J. Groman
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of First Amendment to the Amended and Restated Executive Employment and Noncompetition Agreement — President and Chief Executive Officer

10.2	Form of First Amendment to the Executive Employment and Noncompetition Agreement – Senior Vice President